Exhibit q.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2013

/s/ Richard F. Grabish	Witness:	/s/ Randy G. Legg
Richard F. Grabish		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2013

/s/ Beverly L. Hamilton	Witness:	/s/ Randy G. Legg
Beverly L. Hamilton		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of January, 2013

/s/ Karen L. Stuckey	Witness:	/s/ Randy G. Legg
Karen L. Stuckey		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2013

/s/ Robert J. Malone	Witness:	/s/ Randy G. Legg
Robert J. Malone		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2013

/s/ F. William Marshall, Jr.	Witness:	/s/ Randy G. Legg
F. William Marshall, Jr.		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of January, 2013

/s/ James D. Vaughn	Witness:	/s/ Randy G. Legg
James D. Vaughn		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of January, 2013

/s/ Edward L. Cameron	Witness:	/s/ Randy G. Legg
Edward L. Cameron		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of January, 2013

/s/ Sam Freedman	Witness:	/s/ Randy G. Legg
Sam Freedman		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2013

/s/ Brian W. Wixted	Witness:	/s/ Randy G. Legg
Brian W. Wixted		Randy G. Legg,
Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, any reports required to be file under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 28th day of January, 2013

/s/ William F. Glavin, Jr.	Witness:	/s/ Randy G. Legg
William F. Glavin, Jr.		Randy G. Legg,
Assistant Secretary